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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC.  20549

                           -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934.

                      Date of Report:  December 30, 1994



                        CONSOLIDATED RAIL CORPORATION
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


 Pennsylvania                   1-9064                23-1989084
 ------------                   ------                ----------
(State or other        (Commission File Number)       (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)


2001 Market Street, Two Commerce Square, Philadelphia, Pennsylvania  19101-1417
- -------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


     Registrant's telephone number, including area code:  (215) 209-4000
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Item 5.    Other Events

         Issuance and Sale of Pass Through Trust Certificates Pursuant to $500
         million Shelf Registration on Form S-3                       .
                            ----------------------

          Pursuant to its Registration Statement on Form S-3 (No. 33-64670) for the issuance of up to $500 million in securities, Consolidated Rail Corporation ("Conrail"), on December 22, 1994, issued $29,738,000 in 8.45% 1994-A Pass
Through Trust Certificates Due 2014 to finance not more than 80% of the cost of 795 new railcars and 57 rebuilt railcars, which Conrail will utilize under a long-term operating lease.



Item 7.    Exhibits

4.1      Trust Indenture and Security Agreement, dated as of December 22, 1994.

4.2 Trust Supplement No. 1 to Trust Indenture and Security Agreement, dated as of December 22, 1994, in connection with the issuance of the Registrant's 8.45% 1994-A Pass Through Trust Certificates Due 2014 pursuant to the Registrant's Registration Statement on Form S-3 (No. 33-64670), including a Form of 8.45% 1994-A Pass Through Trust Certificate Due 2014 attached as an exhibit thereto.

4.3 Lease Agreement, dated as of December 22, 1994, in connection with the issuance of the Registrant's 8.45% 1994-A Pass Through Trust Certificates Due 2014 pursuant to the Registrant's Registration Statement on Form S-3
(No. 33-64670).

4.4 Participation Agreement, dated as of December 22, 1994, in connection with the issuance of the Registrant's 8.45% 1994-A Pass Through Trust Certificates Due 2014 pursuant to the Registrant's Registration Statement on Form S-3 (No. 33-64670).

4.5 Trust Agreement, dated as of December 22, 1994, in connection with the issuance of the Registrant's 8.45% 1994-A Pass Through Trust Certificates Due 2014 pursuant to the Registrant's Registration Statement on Form S-3
(No. 33-64670).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONSOLIDATED RAIL CORPORATION


                                    By: /s/ TIMOTHY T. O'TOOLE
                                    Vice President and Treasurer


DATED:  December 30, 1994





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                                 EXHIBIT INDEX

Exhibit No.
- ----------
4.1      Trust Indenture and Security Agreement, dated as of December 22, 1994.

4.2 Supplement No. 1 to Trust Agreement and Security Agreement, dated as of December 22, 1994.

4.3      Lease Agreement, dated as of December 22, 1994.

4.4      Participation Agreement, dated as of December 22, 1994.

4.5      Trust Agreement, dated as of December 22, 1994.





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